Hussman Strategic Dividend Value Fund
(a series of Hussman Investment Trust)

Supplement to the Prospectus Dated November 1, 2015

IMPORTANT NOTICE REGARDING
CHANGE IN INVESTMENT POLICY

As discussed in the Prospectus of Hussman Strategic Dividend Value Fund (the “Fund”), the primary consideration used in assessing a stock’s valuation, for purposes of identifying stocks for purchase, is the relationship between its current market price and the present value of expected future cash flows per share. Additional measures of financial stability and favorable valuation are also considered in the stock selection process. The Fund currently has an investment policy that requires it to invest, under normal market conditions, at least 80% of the value of its net assets in dividend paying common stocks, and the investment manager has generally focused on securities that have dividend yields that exceed the average dividend yield of stocks comprising the Standard & Poor’s 500 Index.  In order to enhance the Fund’s ability to invest in stocks meeting the valuation criteria that the investment manager's research identifies as performing best across history (focusing primarily on discounted expected future cash flows), effective November 1, 2016, the Fund will no longer be subject to these policies relating to investments in dividend paying stocks.  However, it is expected that dividend-paying common stocks will generally represent at least 50% of the value of the Fund’s stock portfolio under normal market conditions.

In light of these policy changes, the name of the Fund will be changed, effective November 1, 2016, to “Hussman Strategic Value Fund.”

The date of this Supplement is August 31, 2016.